UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

IMAGIS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.02

Unregistered Sales of Equity Securities.

As part of an asset acquisition that closed on November 29, 2004, the Company issued 187,500 units (the “Acquisition Units”), with each Acquisition Unit having a deemed value of Cdn.$0.40, to a non-U.S. seller for an aggregate deemed value of Cdn.$75,000.  Each Acquisition Unit consists of one common share and one common share purchase warrant (an “Acquisition Warrant”).  Each Acquisition Warrant entitles the holder to acquire one additional common share of the Company at an exercise price of Cdn.$0.50 in the first year and Cdn.$0.75 in the second year.  The common shares and the Acquisition Warrants were issued to the non-U.S. seller in reliance upon the exclusion from registration available under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), because such seller was located outside the United States and it was not a “U.S. person”, as such term is defined in Regulation S (a “U.S. Person”).

On November 30, 2004, the Company completed a private placement consisting of 3,930,333 units (the “Private Placement Units”) at a purchase price of Cdn.$0.30 per Private Placement Unit to a group consisting of non-U.S. purchasers and four (4) U.S. purchasers for gross proceeds to the Company of Cdn.$1,179,100.  Each Private Placement Unit consists of one common share and one common share purchase warrant (a “Private Placement Warrant”).  Each Private Placement Warrant entitles the holder to acquire one additional common share in the capital of the Company at an exercise price of Cdn.$0.40 in the first year or at Cdn.$0.50 in the second year. The common shares and the Private Placement Warrants were issued to the non-U.S. purchasers in reliance upon the exclusion from registration available under Regulation S, because such purchasers were located outside the United States and were not U.S. Persons.  The common shares and Private Placement Warrants were issued to the U.S. purchasers in reliance upon the exemption from registration available under Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act, because such purchasers were each an “accredited investor”, as such term is defined in Regulation D.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report are press releases dated November 24, 2004, November 29, 2004 and November 30, 2004, respectively.  Such exhibits are being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: December 2, 2004

By:

/s/ Roy Trivett

Roy Trivett

President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated November 24, 2004

99.2

Press Release dated November 29, 2004

99.3

Press Release dated December 1, 2004

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ACQUIRES ADVANCED BILLING ENGINE SOFTWARE

VANCOUVER, CANADA, November 24, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) is pleased to announce the acquisition of two proprietary software packages — Wirebill and NTPaymaster, including all source code, technical documentation and related intellectual property (the “Assets”), from ITI Imagen Technologies Inc., a private British Columbia company. The purchase price is $100,000 (CAN), is payable by a combination of cash, shares, and warrants of Imagis.  Completion of this transaction is subject to the approval of the TSX Venture Exchange.

Wirebill is a proven and successful application for enterprise billing automation. By combining this software with Imagis’ interoperability platform — the Briyante Integration Environment — the result will be a highly-sophisticated, Web Services-based billing solution able to gather various transactional data from multiple disparate systems.

To provide the support and technical assistance necessary to integrate the Assets into Imagis operations and solutions, ITI Imagen’s Chief Software Developer has joined Imagis as a full-time employee.

“Billing is a mission-critical application for all businesses,” said Imagis President and CEO Roy Trivett. “The combination of billing applications with Web Services represents an important step toward simplifying the complexity involved in deploying billing software. For Imagis, there is also applicability for introducing improved event tracking and bill-back capabilities within a data sharing network.”

In consideration for the Assets, the Company will pay $25,000 in cash, with the remaining $75,000 payable in units of the Company (the “Units”) having a deemed value of $0.40 each, for a total of 187,500 Units.  Each Unit consists of one common share of the Company and a two-year share purchase warrant, exercisable for an additional common share at a price of $0.50 per share in the first year and $0.75 per share in the second year.

About Imagis Technologies

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

-- 30--

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media & Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Imagis: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT 99.2

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ANNOUNCES UPDATE ON FINANCING

VANCOUVER, CANADA, November 29, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that further to the news release of November 5 , 2004 it has re-priced the private placement of up to CDN $1,500,000. The private placement will consist of up to 5,000,000 Units at $0.30 per Unit. Each Unit will consist of one common share and one common share purchase warrant.  Each warrant will entitle the holder for two years from the date of issue of the Units to acquire one additional common share in the capital of Imagis at an exercise price of $0.40 in the first year and $0.50 in the second year. The private placement is subject to regulatory approval.

The proceeds of the private placement will be used for general operating capital to fund operations while implementing a number of projects, including the recently announced contracts with PRIME Corp. and Tiburon Inc., and to fund the expansion of the company that will be necessary to deliver these contracts and future sales. Imagis is adding staff and equipment in its development, implementation and support divisions and has increased the size of its facilities.

The securities will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons”, as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media and Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT 99.3

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ANNOUNCES CLOSING OF FINANCING

VANCOUVER, CANADA, December 1, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that, subject to final regulatory approval, it has closed the private placement originally announced on September 17, 2004. The private placement for total net proceeds of $1,179,100(CDN) consists of 3,930,333 Units at $0.30 per Unit. Each Unit consists of one common share and one common share purchase warrant. Each warrant entitles the holder to acquire one additional common share in the capital of Imagis at an exercise price of $0.40 in the first year and $0.50 in the second year.

The common shares and warrants are subject to a four-month hold period that expires on March 30, 2005. A total of $657,500(CDN) or 2,191,667 Units were subscribed for by Directors and Officers of Imagis. A further $39,000(CDN) or 130,000 Units were subscribed for by Imagis employees.

“We are very pleased that the financing has achieved the necessary capital to move forward with several important customer projects” said Roy Trivett, President and CEO of Imagis. “The level of participation in the private placement by Imagis Directors, management and staff, and by the investment community, continues to reflect a strong belief in the future of our company and the strength of our core technologies.”

Imagis is also pleased to announce it has finalized an agreement to acquire advanced billing software from ITI Imagen Technologies Inc., as per the previous news release of November 24, 2004. To ITI Imagen, Imagis will pay $25,000 in cash, and the remaining $75,000 of the asset purchase price payable in units of the Company having a deemed value of $0.40 each, for a total of 187,500 Units. Each Unit consists of one common share of the Company and a two-year share purchase warrant, exercisable for an additional common share at a price of $0.40 per share in the first year and $0.50 per share in the second year.

With respect to both the closing of financing and the final Imagen agreement, the securities in question will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") , and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons” , as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media and Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.